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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report dated June 8, 1998 included in this Form 8-K, into the Operating Partnership's previously filed Registration Statement on Form S-3 (File No. 333-50871).


  Atlanta, Georgia                            ARTHUR ANDERSEN LLP
  June 16, 1998